Information Analysis Incorporated

Innovation & Experience You Can Trust

Providing Enterprises With Digital Modernization, Cloud Capabilities and Dynamic Cybersecurity



Investor Presentation
June 2021

Forward-Looking Statement

This presentation may contain forward-looking statements regarding the Company's business, customer prospects, or other factors that may affect future earnings or financial results. Such statements involve risks and uncertainties which could cause actual results to vary materially from those expressed in the forward-looking statements. Investors should read and understand the risk factors detailed in the Company's 10-K for the fiscal year ended December 31, 2020 and in other filings with the Securities and Exchange Commission.

* Use of Non-GAAP Financial Measures

In assessing the performance of our business, management utilizes a variety of financial and performance measures. The key measure is Adjusted EBITDA. Adjusted EBITDA is a non-GAAP financial measure, defined as net income (loss) plus depreciation and amortization expense, interest expense, and income taxes, further adjusted to eliminate the impact of, when applicable, other non-cash items or expenses that are unusual or non-recurring or that we believe do not reflect our core operating results. We believe that Adjusted EBITDA is meaningful to our investors to enhance their understanding of our financial performance for the current period and our ability to generate cash flows from operations that are available for taxes, capital expenditures and debt service. We understand that Adjusted EBITDA is frequently used by securities analysts, investors and other interested parties as a measure of financial performance and to compare our performance with the performance of other companies that report Adjusted EBITDA. Our calculation of Adjusted EBITDA, however, may not be comparable to similarly titled measures reported by other companies. When assessing our operating performance, investors and others should not consider this data in isolation or as a substitute for net income (loss) calculated in accordance with GAAP. Further, the results presented by Adjusted EBITDA cannot be achieved without incurring the costs that the measure excludes.

Throughout the presentation Information Analysis Incorporated may be referred to as "IAI."

IAIC – A Brief Overview

- Information Analysis Incorporated (IAI) has a 40-year history delivering IT-related professional services to enterprises, including over 25 key government agencies as well as commercial customers
- IAI has demonstrated a core competency in modernizing legacy computer systems that operate on outdated languages such as COBOL, with over 100 million lines of code updated to date
- IAI intends to leverage this experience by expanding its solutions set and customer base, as exemplified through its recent acquisition of Tellenger, Inc. which added significant capabilities in cloud solutions and cybersecurity
- Recent additions to senior management and the Board of Directors: **Implementing an aggressive organic growth plan and a robust acquisition strategy**

IAIC is attacking a modernization market opportunity of **$1 Trillion** at an assumed cost of $5 per line of code

Share Information	
Share Price	$2.50
Shares Outstanding	12,045,690
Market Cap	$30 Million
Total Revenues (LTM)	$15.3 Million
Net Income (LTM)	$0.8 Million
EPS (LTM)	$0.07
Balance Sheet	
Total Cash	$3.0 Million
Current Ratio	2.1:1
Long Term Debt	$0.3 Million

- *All daily trading information/shares as of May 28, 2021*
- *All other financial information as of March 31, 2021*

Information Analysis Incorporated
Innovation & Experience You Can Trust

Our Vision

Our **core modernization business** has a massive market opportunity which we will further leverage by **expanding our IT solutions** coupled with **strategic acquisitions**. We expect this strategy to drive significant growth in our sales, profits and cash flow.

Our 2025 Goal

Revenues	$100 million
Gross Margin	40%
Adjusted EBITDA	$10 million

Strategic Acquisitions

Core Modernization Business

Continue to Expand Product Offering

Experts estimate there are approximately **220 billion** lines of COBOL code that are in need of upgrade to more modern programming languages[1]. This creates a modernization market opportunity of **$1 Trillion** at an assumed cost of $5 per line of code.

1 Source: http://fingfx.thomsonreuters.com/gfx/rngs/USA-BANKS-COBOL/010040KH18J/index.html

Recent Developments and Highlights

- Management and board members with a mandate to grow the company
  - Stan Reese promoted to CEO
  - Matt Sands promoted to CFO
  - Mark Krial named Chairman of the Board
  - Jack Johnson added to the board, bringing a deep network and acquisition expertise
  - Donald Tringali added to the board, bringing further acquisition expertise
- Recent financial results demonstrate significant growth
  - LTM Revenues of $15.3 million, up 38.1% versus the prior 12-month period
  - LTM Adjusted EBITDA of $895,000, compared with an Adjusted EBITDA loss in the prior 12-month period
  - Contracted backlog of $43.1 million as of April 30, 2021
- Completed acquisition of Tellenger in April 2021
  - Adds a number of new customer relationships with excellent cross-selling opportunities
  - Extends IAI's solution suite, particularly in cybersecurity and cloud solutions
  - Expected to be immediately accretive

Management



Stan Reese

President and CEO

Stan has over 35 years of information technology experience managing and marketing large-scale mainframe and PC-based business applications in the areas of personnel, finance/accounting and logistics. Specific responsibilities have included strategic planning; information technology assessment and planning; CASE implementation; software engineering; methodology development; and project planning, budgeting and management.

Sourced and successfully closed the acquisition of Tellenger, Inc. The deal is expected to be accretive and adds significant customers and capabilities



Matt Sands

Chief Financial Officer

Matt joined the Company in April 2002 as its controller and served as the acting Principal Financial Officer of the Company from April 20, 2020 through his appointment as CFO in February 2021. Prior to joining the Company, he was director of finance at an international internet telephony development company. Mr. Sands also has experience in the banking industry and in investment company accounting.

Sourced and successfully closed the acquisition of Tellenger, Inc. The deal is expected to be accretive and adds significant customers and capabilities



Mark Krial

Chairman

Mark offers over 25 years of comprehensive achievements within IT-based and computer-based disciplines. He is currently serving as president of Marathon TS, Inc., an IT and professional services firm which serves the federal government and commercial markets. He has served in this capacity since 2009. Prior to that, he served as president of Cornell Technical Services, a $70 million dollar information technology firm, for 15 years.



Jack Johnson

Director, Acquisitions

Jack is the CEO and Managing Partner for Jack Johnson and Associates, a strategic consulting firm located in McLean, VA. His career experience includes an appointment as the first Chief Security Officer (CSO) for the Department of Homeland Security (DHS) where he directed all security related activities for the 22 agencies and over 200,000 employees that now comprise DHS, and served as the first DHS representative to the National Security Council. Additional experience includes Executive roles at Big Four consulting firms Pricewaterhouse Coopers and Guidehouse.

Information Analysis Incorporated

Innovation & Experience You Can Trust

2021 is The Inflection Point

A Call for Modernization — 2019

Cloud-based Integration / Cybersecurity Needs Evolve

After decades of inertia, Government IT Modernization has reached a tipping point, with new legislation, funding opportunities, and technologies in place to jumpstart progress toward the future state of government IT

IAI Positions Itself to Take Advantage — 2020

Substantial Changes at IAI / Game Changing Contract

- Sandy Rosenberg Retires
- Long-time COO Stan Reese appointed Interim CEO
- Based on the excellent reputation the Company has earned with federal government agencies, in June 2020 IAI was awarded a subcontract worth $25 million over 7 years

Work From Home is the Spark — 2H 2020

Pandemic-driven remote work/ Legacy systems break down

- Sharp increase in remote workers exposes legacy system shortcomings, especially when it comes to cybersecurity
- Spike in unemployment claims results in system crashes
- Older engineers most familiar with legacy mainframe coding retiring in greater numbers

Proactive Strategy for Growth — 1H 2021

Significant Top-Line Growth / Tellenger Acquisition

- Stan Reese appointed CEO
- New Board members
- Q1 2021 Revenues increase 66%
- In April 2021, IAI acquired Tellenger, Inc., bringing significant experience and capabilities to IAI, particularly in cybersecurity, along with cloud computing and data analytics

Audacious, Achievable Goals — 2025

Massive opportunity in modernization

- Trillion-dollar core business opportunity
- Aggressive sales focus in order to capitalize on the opportunity
- Strategic acquisitions accelerate the growth plan by adding capabilities and customers

Information Analysis Incorporated
Innovation & Experience You Can Trust

Aggressive Focus on Growth


$ thousands
Revenues
17.6% CAGR
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$5,783
$6,215
$6,729
$10,641
$8,934
$10,165
$13,903
2014
2015
2016
2017
2018
2019
2020

As of April 30, 2021, we estimated our backlog at approximately $43.1 million to be earned over the next three years under existing contract relationships, of which $6.0 million was funded

Key customers include:

- US Small Business Administration (SBA)
- Department of Defense
- Department of Homeland Security
- Magellan Health

Expanded Capabilities to Address Critical Customer Needs

Information Analysis Incorporated
Innovation & Experience You Can Trust

Core Modernization Services

SBA U.S. Small Business Administration

- SBA is the largest application database modernization undertaking to date by US government
- In totality, modernization is a Trillion-dollar market opportunity
- Pandemic exposes urgent need to modernize antiquated systems

Tellenger

Cybersecurity and Cloud Solutions

SAMHSA

USDA

- Cloud-optimized solutions enables us to migrate customers directly from legacy mainframe systems to the cloud
- Variety of high-profile cyberattacks highlight the importance of security

A Full-Service Suite of IT Services

Modernization	Cloud Solutions	Cybersecurity
Platform Migration/Optimization	Cloud Consulting	Threat Detection
Application Assessment/Risk Analysis	Adoption Roadmaps	Asset Management
Database Conversion/Migration	Application Migration	Vulnerability Analysis
Language Conversion/Consolidation	Custom Software Development	Remote User Protection
Web Access/Transition to SOA Web Services	Mobile Applications	Future Threats
	Data Analytics	

Information Analysis Incorporated
Innovation & Experience You Can Trust

Tellenger

Top Tier Customers and Key Partners

Guidehouse

McAfee

NUTANIX

Booz Allen

Microsoft Azure

GDIT

elastic

U.S. ARMY

pwc

MICRO FOCUS

Deloitte.

Adobe

salesforce

GSA

Multiple Growth Channels



Huge market opportunity in our core business

- Public and private sector enterprises are in urgent need of modernization
- COVID-19 pandemic highlights legacy system shortcomings, from scalability issues to cybersecurity



Added capabilities will enable us to command greater wallet share

- Desire to migrate systems directly to the cloud from old mainframe environments
- Creates an opportunity to deliver additional services around the cloud



Strategic acquisitions add to our client base and solution suite

- We have the team in place to continue executing on targeted acquisitions that will accelerate our growth
- Recent, accretive acquisition of Tellenger added key customers and capabilities

Federal Agencies Have Urgent Modernization Needs

Agency	Included milestones to complete the modernization	Described work necessary to modernize system	Summarized planned disposition of legacy system
Department of Defense	Yes	Yes	Yes
Department of Education	Did not have a documented modernization plan		
Department of Health and Human Services	Did not have a documented modernization plan		
Department of Homeland Security	No	Yes	No
Department of the Interior	Yes	Yes	Yes
Department of the Treasury	Partial	Yes	No
Department of Transportation	Did not have a documented modernization plan		
Office of Personnel Management	Partial	Partial	No
Small Business Administration	Yes	No	Yes
Social Security Administration	Partial	Partial	No

Problem

Many agencies continue to operate legacy mainframe-based IT systems running COBOL, a 50-year-old computer language which does not support today's computing needs, especially for mobility and secure remote access

Opportunity

In addition to its current contracts with the SBA and DHS, **IAI has performed under contract with all agencies noted in the table**, enabling IAI to be in a very competitive position to win modernization contracts as they are awarded

Source: Highlights of GAO-21-524T, a testimony before the Subcommittee on Emerging Threats and Spending Oversight, Committee on Homeland Security and Governmental Affairs, U.S. Senate, June 2019

Massive Private Sector Market Opportunity

According to a 2017 Reuters report, the US financial system was overly reliant on COBOL and likely to face a variety of issues as a result.[1]



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000030 DISPLAY WS-LEN.
000031 MOVE 1 TO I.
000032 MOVE WS-LEN TO J.
000033 PERFORM REV-PARA WS-LEN TIMES.
000034 DISPLAY STR-1.
000035 DISPLAY STR-2.
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000039 SUBTRACT 1 FROM J.
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Bottom of Data

Each line of COBOL code costs $5 to $10 to update. The cost for other, outdated languages such as FORTRAN is even higher. This equates to a **Trillion-dollar market opportunity**

Key Findings

- 43% of banking systems are built on COBOL
- 80% of in-person transactions use COBOL
- 95% of ATM swipes rely on COBOL
- Overall, there are approximately 220 Billion lines of COBOL code in use

1 Source: http://fingfx.thomsonreuters.com/gfx/rngs/USA-BANKS-COBOL/010040KH18J/index.html

Cybersecurity Needs Are Constantly Evolving

Cybersecurity: **Mission Critical**

Foundational Elements


Threat Detection
Asset Management
Vulnerability Analysis

Major 2021 Security Breaches to Date[1]	
Colonial Pipeline	Solar Winds
Ubiquiti	SITA
Parler	MultiCare
Facebook/Instagram	Hobby Lobby
Mimecast	LinkedIn
Pixlr	ClubHouse
Meetmindful	ParkMobile
Bonobos	GEICO
VIPGames	Reverb
U.S. Cellular	Experian
Kroger	California DMV
T-Mobile	California State Treasurer's Office
Microsoft Exchange	Cancer Treatment Centers of America

Government agencies and leading businesses experience persistent attempted intrusion/hacking events - creating a need for ever-present, ever-evolving cybersecurity tools and solutions

[1] https://www.identityforce.com/blog/2021-data-breaches

Acquisition Strategy

Current Competitive Market for Enterprise IT Consulting

- Highly fragmented
- Over 1,000 information technology firms providing services to enterprises
- Significant opportunity to make acquisitions where IAI can leverage its experience and expertise to improve operations

Acquisition Strategies

Management team and Board of Directors with extensive M&A experience

Immediate Synergy Areas

- Modernization
- Cybersecurity
- Cloud Migration
- User Mobility

Aggressive Sales Plan Supported By Key Partners

Aggressively Pursuing a Massive Opportunity

- Central to our growth strategy is an **aggressive sales culture**
- We **recently added reseller agreements** with top software vendors McAfee and Nutanix and intend to continue joining with additional value-added partners
- Our acquisition of Tellenger adds important certifications and clearances that allow us to **compete even more effectively for additional contracts**
- The COVID-19 pandemic provided the external system shock that highlighted the **urgent need for modernization efforts to accelerate**

Key Reseller Partners

MICRO FOCUS

McAfee

Adobe

elastic

NUTANIX

salesforce

Microsoft Azure

Information Analysis Incorporated

Innovation & Experience You Can Trust

Easing Our Customers' Pain Points

Rigid mainframe systems reduce enterprise efficiency and are increasingly difficult to maintain

- 220 billion lines of COBOL code need to be modernized
- The pool of skilled COBOL programmers continues to shrink as aging engineers retire
- IAI has a proven track record, having modernized over 100 million lines of COBOL code for over 35 Commercial and government clients

Cloud-based solutions are being demanded as enterprises seek scalability and mobility

- IAI/Tellenger's expertise with cloud platforms such as Azure, Amazon and Google, provide a smooth transition from mainframe to cloud platforms
- Industry moving to the cloud for insight, collaboration, better engagement, and speed
- cloud benefits are measurable and pay for themselves

Cybersecurity needs are vital as recent, high-profile hacking events demonstrate

- IAI/Tellenger's expertise in the Cybersecurity space for threat protection, asset management, and policy, ensures protection from outside threats that could paralyze companies and government agencies
- Cybersecurity services are very sticky due to the constantly-evolving nature of hacking/intrusion threats

Investment Conclusion:
Dynamic IT Modernization Growth Story

Massive Market Opportunity

Modernization of legacy IT systems is a trillion-dollar opportunity and a market in which we have demonstrated success

Aggressive, focused growth plan led by an experienced management team and seasoned board

Execution on the Top and Bottom Line

Q1 2021 revenue growth of 66%; Adjusted EBITDA of $340,000

Immediately accretive Tellenger acquisition adds/extends our cloud, data analytics, and cybersecurity capabilities

Recent Acquisition and Robust M&A Pipeline

Extensive acquisition runway, typified by the recent acquisition of Tellenger which adds key customer relationships and high-level clearances

Intended up-listing (NASDAQ) is expected to drive further interest in IAIC shares

Information Analysis Incorporated

Innovation & Experience You Can Trust

Providing Enterprises With Digital Modernization, Cloud Capabilities and Dynamic Cybersecurity